2022 First Quarter Results Earnings Presentation

2 Presenters Michael Sacks Chairman and Chief Executive Officer Jonathan Levin President Pamela Bentley Chief Financial Officer Stacie Selinger Head of Investor Relations

First Quarter 2022 Results

- Q1 2022 Fee-Related Revenue growth of 10% and Fee-Related Earnings growth of 26% compared to quarter ended March 31, 2021
- Fundraising of $1.3 billion in Q1 2022 and $8.2 billion for the last twelve months
- GCM Grosvenor's Board of Directors approved a $0.10 per share dividend payable on June 15, 2022 to shareholders on record June 1, 2022
- In May 2022, GCM Grosvenor's Board of Directors increased the firm's existing stock repurchase authorization by $20 million, from $45 million to $65 million

$ million	March 31, 2021	March 31, 2022	% Change vs 1Q 21
AUM	$ 64,862	$ 71,338	10 %
FPAUM	53,362	57,859	8 %
CNYFPAUM	7,454	6,545	(12)%

$ million	Three Months Ended March 31, 2021	Three Months Ended March 31, 2022	% Change vs 1Q 21
GAAP Revenue	$ 103.2	$ 105.1	2 %
GAAP Net Income attributable to GCM Grosvenor Inc.	2.5	4.7	86%
Fee-Related Revenue[1]	82.6	90.6	10 %
Adjusted Revenue[1]	100.9	102.6	2 %
Fee-Related Earnings	25.2	31.7	26 %
Adjusted EBITDA	30.2	37.2	23 %
Adjusted Net Income[2]	18.9	23.8	26 %

1. Excludes fund reimbursement revenue of $2.4 million and $2.6 million for the three months ended March 31, 2021 and March 31, 2022, respectively.
2. Reflects a 25.0% and 24.5% corporate and blended statutory effective tax rate applied to Adjusted Pre-Tax Income for the three months ended March 31, 2021 and 2022, respectively.

GCM GROSVENOR 3

$2.0 $2.9 $0.7 $1.6 $1.0 1.7 2.2 0.6 1.4 1.0 0.3 0.7 0.1 0.2 — Q2-Q4 2021 Q1 2022 Private Equity Infrastructure Real Estate Absolute Return Strategies Opportunistic 4 Fund Strategy Closed in 1Q 22 ($mm) Closed through 1Q 22 ($mm) Forecasted Next / First Closing Final Close GSF III PE Secondaries $110 $677 Q2 2022 Late 2022 CIS III Diversified Infrastructure $36 $467 Q2 2022 Early 2023 MAC III Multi-Asset Class N/A $700 Q2 2022 Mid 2023 GCF III PE Co-Investments N/A N/A Q3 2022 Mid 2024 LIF II Labor Impact Infrastructure N/A N/A TBD 2024+ Fundraising: Last Twelve Months Through Q1 2022 $1.3 billion Q1 2022 Capital Raised $8.2 billion LTM Capital Raised $ billion LTM Fundraising By Strategy

$ billion 5 First Quarter 2022 Fundraising Private Markets $1.3 0.2 1.1 Q1 2022 Absolute Return Strategies Absolute Return Strategies, 19% Opportunistic, 1% Private Equity, 19%Infrastructure, 55% Real Estate, 6% Specialized Funds, 21% Customized Separate Accounts, 79% Americas, 38% EMEA, 7% APAC, 55% Pension, 56% Government / Sovereign, 4% Corporation, 14% HNW/Non- Institutional, 16% Other, 1% Financial Institutions, 9% By Strategy By Channel By Structure By Geography

$13.3 $17.9 Q1 2021 Q1 2022 ESG and Impact Investments AUM ($bn) 3-4. See Notes towards the end of the document. 35% Diverse Managers Regionally Targeted Clean Energy Labor Impact Other ESG and Impact $11.8 billion $2.3 billion $1.8 billion $0.9 billion $3.8 billion ESG and Impact Remains a Core Driver of Growth3 6 ESG and Impact AUM by Strategy4

$18.9 $23.8 18.9 23.8 Q1 21 Q1 22 $100.9 $102.6 100.9 102.6 Q1 21 Q1 22 Adjusted Revenue5 7 5. Excludes fund reimbursement revenue of $2.4 million and $2.6 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 2% $ million Q1 2022 Revenue & Earnings $82.6 $90.6 40.4 46.8 39.9 42.7 2.4 1.0 Private Markets Absolute Return Strategies Administrative fees and other operating income Q1 21 Q1 22 $18.2 $12.0 18.2 12.0 Q1 21 Q1 22 (34)% Fee-Related Revenue5 10% $25.2 $31.7 25.2 31.7 Q1 21 Q1 22 26% 26% Adjusted Net Income Fee-Related Earnings Adjusted EBITDA $30.2 $37.2 Q1 21 Q1 22 23% Incentive Fees

$64.9 $71.3 53.3 57.9 7.5 6.5 4.1 6.9 Q1 2021 Q1 2022 $39.3 $46.3 28.9 33.8 7.4 6.53.0 6.0 Q1 2021 Q1 2022 CNYFPAUM Fees Charged on Scheduled Ramp-in $1.6 0.6 0.8 0.2 Remainder of 2022 2023 2024+ $25.6 $25.0 24.4 24.0 0.1 0.1 1.1 0.9 Q1 2021 Q1 2022 FPAUM Contracted not yet FPAUM ("CNYFPAUM") Other6 6. Includes mark to market, insider capital and non fee-paying AUM. Fees Charged on Invested Capital $4.9 $ billion Private Markets AUM Absolute Return Strategies AUM Total AUM Assets Under Management 8 18% 10% (2)%

$491 $939 181 415 309 524 37% 44% Unrealized Carried Interest - Firm Share Unrealized Carried Interest - Non-Firm Share Average Percent of Firm Share Q1 2021 Q1 2022 $1 $12 $12 1 1 3 4 8 8 Annual Performance Fees Carried Interest Total Highly Diversified Incentive Fee Opportunity $ million $39 Q1 2022 Unrealized Carried Interest by Vintage Year9 $236 $226 $477 59 103 253 25% 46% 53% Firm Share of Carried Interest by Vintage Year Average Percent of Firm Share 2013 or Earlier 2014-2016 2017+ Run-Rate Annual Performance Fees10 Growing Firm Share of Carried Interest7,9 142 programs in unrealized carried interest 7-10. See Notes towards the end of the document. 9 129% 52 programs eligible for annual performance fees 91% 8 Q1 2022 Incentive Fees 8 Net incentive fees to GCM Grosvenor are expected to be 50-60% of firm share of incentive fees8 Firm Share7,8 1 Contractual and NCI

Key 2022 and Long-Term Growth Drivers 10 • Robust pipeline of existing and new clients • Continued high re-up rates from Private Markets clients, both Customized Separate Accounts and Specialized Funds • Incremental capital from expanding client relationships into new strategies • Compounding capital from Absolute Return Strategies performance • Opportunistic investments largely managed by our Strategic Investments Group that leverage the full breadth of our platform and origination opportunity • ESG and Impact are an area of strength within a market with significant tailwinds • Continue to add adjacent capabilities that leverage our unique platform Existing and New Clients New Addressable Markets • Insurance: Established GCM Grosvenor Insurance Solutions in 2021 to increase share of multi-trillion dollar total addressable market • Non-Institutional / Retail: Expanding relationships will lead to increased percentage of capital raising from non-institutional sources • Geographic: ◦ Canada office established in 2021 ◦ Europe offers significant opportunity to grow; added to team and opened Frankfurt office in 2021 Expanded Capabilities Margin Expansion • Our business benefits from embedded operating leverage, which in turn drives scalability 2022 Fee-Related Revenue Growth Drivers • Full-year impact of 2021 FPAUM growth plus CNYFPAUM conversion net of distributions • Private Markets FPAUM growth from 2022 fundraising - from both Customized Separate Accounts and Specialized Funds • 2022 fundraising contributions to CNYFPAUM

11. Reflects GAAP cash including $12 million of cash held at consolidated carry plan entities. 12. Represents firm share of Net Asset Value as of March 31, 2022. 13. Debt principal at pricing of L+250bps as of March 31, 2022, subject to a LIBOR floor of 50bps. 14. Excludes all outstanding letters of credit. 15. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share. 11 • In accordance with the firm's existing $45 million stock repurchase authorization, GCM Grosvenor repurchased $3.0 million of Class A common stock and $0.6 million of warrants during the quarter ◦ $32.2 million remained in the approved share and warrant repurchase program as of March 31, 2022 • In May 2022, GCM Grosvenor's Board of Directors increased it's existing stock repurchase authorization by $20 million, from $45 million to $65 million Key Cash, Investment and Debt Metrics as of 03/31/2022 ($mm) Cash and Cash Equivalents11 $ 76 Investments12 148 Cash and Investments 224 Unrealized Carried Interest12 415 Cash, Investments and Unrealized Carried Interest12 639 Debt13 396 Drawn Revolving Credit Facility ($48.2 million available)14 0 Summary of Ownership as of 03/31/2022 (mm) Shares % Management Owned Shares 144.2 77 % Publicly Traded Shares 43.7 23 % Total Shares 187.9 100 % Warrants Outstanding15 20.0 Other Key Items

12 Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2021 Mar 31, 2022 Revenues Management fees $ 82,625 $ 92,110 Incentive fees 18,214 11,992 Other operating income 2,380 1,026 Total operating revenues 103,219 105,128 Expenses Employee compensation and benefits 83,353 65,905 General, administrative and other 24,532 21,258 Total operating expenses 107,885 87,163 Operating income (loss) (4,666) 17,965 Investment income 13,048 10,860 Interest expense (4,491) (5,284) Other income 1,317 1 Change in fair value of warrant liabilities 14,057 2,022 Net other income 23,931 7,599 Income before income taxes 19,265 25,564 Provision (benefit) for income taxes (663) 2,333 Net income 19,928 23,231 Less: Net income attributable to redeemable noncontrolling interest 8,089 — Less: Net income attributable to noncontrolling interests in subsidiaries 8,589 4,836 Less: Net income attributable to noncontrolling interests in GCMH 703 13,669 Net income attributable to GCM Grosvenor Inc. $ 2,547 $ 4,726 Earnings (loss) per share of Class A common stock: Basic $ 0.06 $ 0.11 Diluted $ (0.05) $ 0.08 Weighted average shares of Class A common stock outstanding: Basic (in millions) 42.1 44.6 Diluted (in millions) 188.9 189.7 GAAP Statements of Income

13 16, 18-22. See Notes towards the end of the document. 17. Excludes fund reimbursement revenue of $2.4 million and $2.6 million for the three months ended March 31, 2021 and March 31, 2022, respectively. Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2021 Mar 31, 2022 Adjusted EBITDA Revenues Private markets strategies $ 40,373 $ 46,841 Absolute return strategies 39,892 42,711 Management fees, net17 80,265 89,552 Administrative fees and other operating income 2,380 1,026 Fee-Related Revenue 82,645 90,578 Less: Cash-based employee compensation and benefits, net18 (41,192) (40,863) General, administrative and other, net19 (16,260) (18,004) Fee-Related Earnings 25,193 31,711 Fee-Related Earnings Margin 30% 35 % Incentive fees: Performance fees 6,113 1,001 Carried interest 12,101 10,991 Incentive fee related compensation and NCI: Cash-based incentive fee related compensation (1,833) (1,594) Carried interest compensation, net20 (7,503) (6,191) Carried interest attributable to noncontrolling interests (4,430) (1,815) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries21 — 2,664 Interest income 7 3 Other (income) expense 51 (2) Depreciation 473 399 Adjusted EBITDA 30,172 37,167 Adjusted EBITDA Margin 30% 36 % Adjusted Net Income Per Share Adjusted EBITDA 30,172 37,167 Depreciation (473) (399) Interest expense (4,491) (5,284) Adjusted Pre-Tax Income 25,208 31,484 Adjusted income taxes22 (6,302) (7,714) Adjusted Net Income 18,906 23,770 Adjusted shares outstanding (in millions) 188.9 189.7 Adjusted Net Income per Share - diluted $ 0.10 $ 0.13 Summary of Non-GAAP Financial Measures16

Appendix

Only Alternative Solutions Provider Covering the Full Range of Strategies

Client Value Proposition

Unparalleled flexibility

- Customized solutions and specialized funds
- Primary, secondary, co-invest, and direct
- 45%+ of top 50 clients by AUM in multiple investment strategies[23]

Deeply embedded with our clients

- 74% of AUM in customized programs
- Cornerstone of clients' alternative programs
- Clients leverage our full investment and operational infrastructure
- 85%+ of top clients added capital in last 3 years[24]

Strong economic value proposition

- Significant share of capital invested through means of unique access and preferential fee terms[25]
- Sourcing engine drives proprietary and opportunistic deal flow



Real Estate
($4.1bn)
Absolute Return
($25.0bn)
Alternative Credit
($12.3bn)
Private Equity
($27.2bn)
Infrastructure
($9.6bn)
ESG / Impact
($17.9bn)
Primary
Direct
Co-Invest
Secondary
$71.3bn
Alternative Investment platform23

Strong Business Momentum

Highly visible incremental revenue

- Revenue from prior year FPAUM growth
- $6.5b CNYFPAUM will turn into fees
- Robust specialized funds pipeline
- ~89% re-up success[26]

Upside from incentive fees

- Firm share of carried interest +129% YoY diversified across 142 programs
- Run rate annual performance fees[10] of $39m diversified across 52 programs

Significant margin expansion

- Embedded operating leverage drives future scalability
- 10% FRR growth generated 26% FRE growth in Q1 2022

23. AUM as of March 31, 2022; ESG / Impact and Alternative Credit investments overlap with investments in other strategies.
10, 24-26. See Notes towards the end of the document.

GCM GROSVENOR 15

16 Note: AUM as of March 31, 2022. Management fees for the twelve months ended March 31, 2022. 27. Institutional clients as of December 31, 2021. Strong Value Proposition Drives Diversified, Long-Tenured Client Base 42% 14% 8% 16% 6% 7% 6% 1% Our client base is institutional and stable % of AUM Our client base is global % of AUM Our client base is diversified % of management fees No single client contributes more than 5% of our management fees 64% 24% 12% Sovereign Entities Union Pensions Corporate Pensions Financial Institutions Other Institutional High Net Worth/ Family Office Endowments & Foundations 43% 14% 14% 8% 7% 5% 8% 62%23% 10% 5% AmericasAPAC EMEA Rest of world 22% 13% 65% Other Top 1-10 Top 11-20 Public Pensions $71.3B of AUM across over 500 institutional clients27 13yrs Average relationship of our 25 largest clients by AUM 88% of 25 largest clients by AUM have expanded investment relationship in the last 3 years

Illustrative Client Economic Value Proposition: Absolute Return Strategies

Example: $300M Fee Paying; $300M Non-Fee Paying. Assuming 0% gross return.

- GCM Grosvenor offers large Absolute Return Strategies clients a 'hybrid model' through which the firm provides advisory services for a non-fee paying client directed portfolio alongside the client's GCM managed fee-paying portfolio
- Under this structure, the client benefits from GCM Grosvenor's fee savings derived as a consequence of our size and scale
- This structure results in a highly advantageous constructive fee

	Fee Paying[28] *$300 million*	**Non-Fee Paying** *$300 million*
Management fee at the GCM Grosvenor portfolio level	*60 bps*	*0 bps*
Fee savings at the underlying fund level	*(50 bps)*[29]	*(50 bps)*[29]
GCM Grosvenor management fee, net of fee savings	*10 bps*	*(50 bps)*

GCM Grosvenor achieves fee savings in portfolios we both manage and advise.

Constructive GCM Grosvenor management fee[30]	*30 bps*
Less fee savings	*(50 bps)*
Constructive GCM Grosvenor management fee, net of fee savings	*(20 bps)*

28. This hypothetical portfolio has an annual performance fee component of 5% over a hurdle (capped at 5%) of 90-day U.S. T-Bill plus 2%.
29. Fee savings is shown for illustrative purposes only, and is not intended to imply that any GCM Grosvenor portfolio will achieve such savings over any period. Fee savings varies by GCM Grosvenor portfolio and our calculation of fee savings is subject to a number of assumptions. Fee savings may be greater at higher rates of return for certain portfolios.
30. Reflects the weighted-average GCM Grosvenor portfolio-level management fee across the fee-paying and non-fee-paying portions reflected above, assuming a 50/50 AUM split between the two. In practice many large institutional clients have greater than 50% of their absolute return programs being managed on a direct basis and consequently the value of a relationship with GCM Grosvenor is greater.

GCM GROSVENOR 17

18 Illustrative Client Economic Value Proposition: Private Markets Example: $1.0Bn Program – Direct Primary Program vs. Direct Primary + GCM Grosvenor-Managed Co-Investment Program Direct Primary Only Program $1.0 billion Management fee at the underlying fund level 200 bps Management fee at the GCM Grosvenor portfolio level 0 bps Total Management Fees 200 bps Carried interest at the underlying fund level 20% Carried interest at the GCM Grosvenor portfolio level 0% Total Carried Interest 20% 200 bps 0 bps 20% 0% Direct Primaries Program $650 million GCM Grosvenor Managed Co-Investment Program $350 million 0 bps 100 bps 0% 10% 165 bps ~16.5%

19 $000 Dec 31, 2021 Mar 31, 2022 Assets Cash and cash equivalents $ 96,185 $ 76,510 Management fees receivable 21,693 18,195 Incentive fees receivable 91,601 15,602 Due from related parties 11,777 10,647 Investments 226,345 232,668 Premises and equipment, net 5,411 5,283 Lease right-of-use assets — 14,877 Intangible assets, net 6,256 5,677 Goodwill 28,959 28,959 Deferred tax assets, net 68,542 67,881 Other assets 24,855 40,909 Total assets 581,624 517,208 Liabilities and Equity (Deficit) Accrued compensation and benefits 98,132 16,754 Employee related obligations 30,397 31,573 Debt 390,516 389,791 Payable to related parties pursuant to the tax receivable agreement 59,366 59,358 Lease liabilities — 19,158 Warrant liabilities 30,981 28,315 Accrued expenses and other liabilities 28,033 25,560 Total liabilities 637,425 570,509 Commitments and contingencies Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 43,964,090 and 43,741,355 issued and outstanding as of December 31, 2021 and March 31, 2022, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 issued and outstanding as of December 31, 2021 and March 31, 2022, respectively 14 14 Additional paid-in capital 1,501 2,859 Accumulated other comprehensive income (loss) (1,007) 3,014 Retained earnings (26,222) (26,093) Total GCM Grosvenor Inc. deficit (25,710) (20,202) Noncontrolling interests in subsidiaries 96,687 91,491 Noncontrolling interests in GCMH (126,778) (124,590) Total deficit (55,801) (53,301) Total liabilities and equity (deficit) $ 581,624 $ 517,208 GAAP Balance Sheets

20 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net31 $ 41,192 $ 40,863 Cash-based incentive fee related compensation 1,833 1,594 Carried interest compensation, net32 7,503 6,191 Partnership interest-based compensation 4,903 7,115 Equity-based compensation 27,036 9,881 Severance 588 513 Other non-cash compensation 941 84 Non-cash carried interest compensation (643) (336) GAAP employee compensation and benefits $ 83,353 $ 65,905 31-32. See Notes towards the end of the document. Components of GAAP Expenses

21 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees: Performance fees $ 6,113 $ 1,001 Carried interest 12,101 10,991 Total Incentive Fees $ 18,214 $ 11,992 Less incentive fees contractually owed to others: Cash carried interest compensation (6,860) (5,855) Non-cash carried interest compensation (643) (336) Carried interest attributable to redeemable noncontrolling interest holder (1,905) — Carried interest attributable to other noncontrolling interest holders, net (2,525) (1,815) Firm share of incentive fees8 6,281 3,986 Less: Cash-based incentive fee related compensation (1,833) (1,594) Net incentive fees attributable to GCM Grosvenor $ 4,448 $ 2,392 % of Firm Share of Incentive Fees 71% 60 % Reconciliation to Non-GAAP Metrics 8. See Notes towards the end of the document.

22 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Adjusted Pre-Tax Income & Adjusted Net Income Net income attributable to GCM Grosvenor Inc. $ 2,547 $ 4,726 Plus: Net income attributable to noncontrolling interests in GCMH 703 13,669 Provision (benefit) for income taxes (663) 2,333 Change in fair value of derivatives (1,934) — Change in fair value of warrant liabilities (14,057) (2,022) Amortization expense 583 579 Severance 588 513 Transaction expenses33 5,300 79 Loss on extinguishment of debt 675 — Changes in tax receivable agreement liability and other 8 127 Partnership interest-based compensation 4,903 7,115 Equity-based compensation 27,036 9,881 Other non-cash compensation 941 84 Less: Unrealized investment income, net of noncontrolling interests (779) (5,264) Non-cash carried interest compensation (643) (336) Adjusted Pre-Tax Income 25,208 31,484 Less: Adjusted income taxes22 (6,302) (7,714) Adjusted Net Income $ 18,906 $ 23,770 22, 33. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

23 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Adjusted EBITDA Adjusted Net Income $ 18,906 $ 23,770 Plus: Adjusted income taxes22 6,302 7,714 Depreciation expense 473 399 Interest expense 4,491 5,284 Adjusted EBITDA $ 30,172 $ 37,167 Fee-Related Earnings Adjusted EBITDA 30,172 37,167 Less: Incentive fees (18,214) (11,992) Depreciation expense (473) (399) Other non-operating income (58) (1) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries21 — (2,664) Plus: Incentive fee-related compensation 9,336 7,785 Carried interest attributable to redeemable noncontrolling interest holder 1,905 — Carried interest attributable to other noncontrolling interest holders, net 2,525 1,815 Fee-Related Earnings $ 25,193 $ 31,711 21-22. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

24 Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2021 Mar 31, 2022 Adjusted Net Income Per Share Adjusted Net Income $ 18,906 $ 23,770 Weighted-average shares of Class A common stock outstanding - basic (in millions) 42.1 44.6 Exercise of private warrants - incremental shares under the treasury stock method (in millions) 0.3 — Exercise of public warrants - incremental shares under the treasury stock method (in millions) 2.2 — Exchange of partnership units (in millions) 144.2 144.2 Assumed vesting of RSUs - incremental shares under the treasury stock method (in millions) — 0.8 Weighted-average shares of Class A common stock outstanding - diluted (in millions) 188.9 189.7 Adjusted shares - diluted (in millions) 188.9 189.7 Adjusted Net Income Per Share - diluted $ 0.10 $ 0.13 Note: Amounts may not foot due to rounding. Reconciliation to Adjusted Net Income Per Share

25 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2022) $ 33,080 $ 25,575 $ 58,655 $ 7,683 $ 72,130 Contributions from CNYFPAUM 1,072 16 1,088 Contributions from New Capital Raised 374 245 619 Withdrawals (9) (437) (446) Distributions (543) (24) (567) Change in Market Value (100) (1,325) (1,425) Foreign Exchange and Other (27) (38) (65) End of Period Balance (March 31, 2022) $ 33,847 $ 24,012 $ 57,859 $ 6,545 $ 71,338 % Change 2% -6% -1% -15% -1 % Three Months Ended March 31, 2022 Quarterly Change in FPAUM and AUM

26 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Management Fees Private Markets Specialized Funds $ 12,970 $ 17,088 Average Fee Rate35 0.74% 0.76 % Customized Separate Accounts 27,403 29,753 Average Fee Rate 0.49% 0.48 % Private Markets Management Fees 40,373 46,841 Average Fee Rate - Private Markets35 0.55% 0.55 % Absolute Return Strategies Management Fees 39,892 42,711 Average Fee Rate - Absolute Return Strategies (Management Fee Only) 0.66% 0.69 % Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)36 0.81% 0.83% 34. Excludes fund reimbursement revenue of $2.4 million and $2.6 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 35. Average fee rate excludes effect of catch-up management fees. 36. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM at a 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period. Management Fee Detail34

Private Markets Strategies Performance Metrics

Realized and Partially Realized Investments ($bn)

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[37]	$ 11,965	$ 13,100	$ 21,510	$ 2,928	1.87	14.1 %	9.2 %	S&P 500
Secondaries Investments[38]	311	281	361	78	1.56	19.7 %	11.5 %	S&P 500
Co-Investments/Direct Investments[39]	2,899	2,775	4,584	831	1.95	22.0 %	14.6 %	S&P 500
Infrastructure[40]	2,495	2,461	3,329	697	1.64	11.9 %	6.1 %	MSCI World Infrastructure
Real Estate[41]	467	484	727	55	1.62	21.4 %	4.4 %	FNERTR Index
ESG and Impact Strategies								
Diverse Managers[42]	1,884	1,986	2,913	1,153	2.05	24.6 %	12.9 %	S&P 500
Labor Impact Investments	$ —	$ —	$ —	$ —	N/A	N/A	N/A	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through December 31, 2021. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

37-42. See Notes towards the end of the document.

GCM GROSVENOR 27

Private Markets Strategies Performance Metrics

All Investments ($bn)

Strategy		Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity									
Primary Fund Investments[37]	$	22,497 $	20,242 $	24,872 $	9,474	1.70	13.3 %	11.2 %	S&P 500
Secondary Investments[38]		1,242	1,062	574	1,114	1.59	21.3 %	17.1 %	S&P 500
Co-Investments/Direct Investments[39]		6,464	6,070	4,851	5,774	1.75	20.6 %	16.6 %	S&P 500
Infrastructure[40]		7,451	6,064	4,122	4,166	1.37	10.1 %	6.6 %	MSCI World Infrastructure
Real Estate[41]		2,803	2,098	1,249	1,382	1.25	12.9 %	13.6 %	FNERTR Index
Multi-Asset Class Programs		2,847	2,778	1,450	2,820	1.54	35.7 %	N/A	N/A
ESG and Impact Strategies									
Diverse Managers[42]		8,400	6,569	4,253	6,958	1.71	21.7 %	16.8 %	S&P 500
Labor Impact Investments		536	455	12	520	1.17	15.5 %	6.0 %	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through December 31, 2021. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

37-42. See Notes towards the end of the document.

GCM GROSVENOR 28

29 Annualized Returns Periods Ended Mar 31, 2022 Assets Under Management as of Mar 31, 2022 (Bn) Year to Date One Year Three Year Five Year Since Inception Gross Net Gross Net Gross Net Gross Net Gross Net Absolute Return Strategies (Overall) $ 25.0 (5.2) % (5.3) % 1.1% 0.5% 6.4% 5.6% 5.2% 4.5% 7.0% 5.9 % GCMLP Diversified Multi-Strategy Composite $ 12.6 (5.7) % (5.8) % 1.3% 0.6% 6.6% 5.8% 5.4% 4.6% 7.9% 6.6 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993. Absolute Return Strategies Performance

3. The data regarding ESG themes presented above and otherwise contained herein is based on the amount committed to and invested in investments by GCM Grosvenor-managed portfolios as of the date above, based on the assessment of each such investment by GCM Grosvenor investment team members. The relevant investments are placed into categories that are generally consistent with the categories presented in the UN PRI Impact Investing Market Map. Primary fund assessments are based on whether a significant part of the expected strategy of the primary fund falls into an ESG category. Co-investment categorizations are based either on categories represented by the co-investment sponsor or the underlying portfolio company. Diverse Manager investments include investments managed by or sponsored by a diverse manager, based on GCM Grosvenor’s definition of a diverse manager, which is determined by thresholds of manager economic ownership by diverse parties (race, gender, sexual orientation, veterans, disabled persons). There is significant subjectivity in placing an investment in a particular category, and conventions and methodologies used by GCM Grosvenor in categorizing investments and calculating the data presented may differ from those used by other investment managers. Additional information regarding these conventions and methodologies is available upon request. 4. Some investments are counted in more than one ESG category. 7. For comparison purposes, presented as if the Mosaic repurchase occurred as of the earliest period presented. 8. Firm share represents net of contractual obligations but before discretionary cash based incentive compensation. 9. Represents consolidated view, including all NCI and compensation related awards. 10. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. 16. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric. 18. Excludes severance expenses of $0.6 million and $0.5 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 19. General, administrative and other, net is comprised of the following: 30 Three Months Ended $000 Mar 31, 2021 Mar 31, 2022 Components of general, administrative and other, net General, administrative and other (24,532) (21,258) Plus: Transaction expenses 5,300 79 Fund reimbursement revenue 2,360 2,558 Amortization expense 583 579 Non-core items 29 38 Total general, administrative and other, net (16,260) (18,004) Notes 20. Excludes the impact of non-cash carried interest expense of $0.6 million and $0.3 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 21. Investment income or loss is generally realized when the Company redeems all or a portion of its investment or when the Company receives or is due cash, such as a from dividends or distributions. Amounts were de minimis for periods prior to the Mosaic repurchase on July 2, 2021. 22. Represents corporate income taxes at a blended statutory rate of 24.5% and 25.0% applied to Adjusted Pre-Tax Income for the three months ended March 31, 2022 and 2021, respectively. The 24.5% and 25.0% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.5% and 4.0%, respectively.

31 Notes (continued) 24. Represents top 25 clients by AUM. 25. Defined by improved fee structures and capacity constrained funds. 26. For Private Markets customized separate accounts from January 1, 2017 through March 31, 2022. 31. Excludes severance expenses of $0.6 million and $0.5 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 32. Excludes the impact of non-cash carried interest expense of $0.6 million and $0.3 million for the three months ended March 31, 2021 and March 31, 2022, respectively. 33. Represents 2021 expenses related to a debt offering, other contemplated corporate transactions, and other public company transition expenses and 2022 expenses related to contemplated corporate transactions. 37. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 38. GCM Grosvenor established a dedicated private equity secondaries vertical in September 2014. Track record reflects all secondaries investments since the new vertical was formed. 39. GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy in December 2008. Track record reflects co-investments/direct investments made since 2009. 40. Reflects infrastructure investments since 2006. Infrastructure investments exclude labor impact investments. 41. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 42. Since 2007.

32 Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted Pre-Tax Income represents net income attributable to GCM Grosvenor Inc. including (a) net income (loss) attributable to GCMH, excluding (b) provision (benefit) for income taxes, (c) changes in fair value of derivatives and warrant liabilities, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. We believe adjusted pre-tax income is useful to investors because it provides additional insight into the operating profitability of our business. Adjusted Net Income represents Adjusted Pre-Tax Income minus adjusted income taxes, which represents corporate income taxes at a blended statutory rate of 24.5% and 25.0% for the three months ended March 31, 2022 and 2021, respectively. The 24.5% and 25.0% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.5% and 4.0%, respectively. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the full exercise of outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the full vesting of outstanding equity-based compensation. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE Margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

33 Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments during or prior to the initial commitment or investment period where fees are expected to be charged in the future based on invested capital (capital committed to underlying investments) or on a scheduled ramp-in of total commitments. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with and into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financial statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net assets of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services firm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

34 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; effect of the COVID-19 pandemic on our business; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-K filed by GCM Grosvenor on February 25, 2022 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward- looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer